UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 29, 2013
__________________
PARABEL INC.
(Exact name of registrant as specified in charter)
__________________

Delaware	000-24836	33-0301060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 S. Harbor City Blvd., Suite 300 Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  321-409-7500

Not Applicable
(Former name or former address, if changed since last report.)
__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                      Completion of Acquisition or Disposition of Assets

On January 29, 2013, Parabel Ltd., an exempt company under the Companies Law (2012 Revision) of the Cayman Islands (the “Company”), entered into a senior secured convertible note in an original principal amount of $15,000,000 (the “Senior Convertible Note”) with Dhabi Cayman One Ltd., a company under the Companies Law (as amended) of the Cayman Islands (the “Purchaser”).  The Purchaser also received an option to acquire additional notes on the same terms up to an aggregate principal amount of $5,000,000.   The Senior Convertible Note is secured by a first priority perfected security interest in all of the assets of the Company.

The Company is a wholly-owned subsidiary of PA LLC and an indirect controlled subsidiary of Parabel Inc.

The Senior Convertible Note matures on January 29, 2018, unless otherwise extended upon the written agreement of the Company and the Purchaser.

The Senior Convertible Note bears interest at 8% per annum, compounds each calendar quarter and is payable in arrears on the maturity date, or at such earlier date or dates when the Company has cash available to be distributed as determined in the sole discretion of the board of directors of the Company. The interest rate increases to 10% per annum upon the occurrence of, and during the continuance of, certain events of default.

The Senior Convertible Note and any accrued and unpaid interest are convertible at the Purchaser’s option into the number of shares of common stock of the Company (the “Common Stock”) equal to the dollar amount being converted divided by $1.00 per share of Common Stock, subject to adjustment if certain events of dilution occur.  In addition, the Senior Convertible Note and any accrued and unpaid interest are also convertible by the Company upon the approval of the holders of a majority of the Senior Convertible Notes then outstanding or the Company conducting a public offering in which the Company receives net proceeds of at least $50,000,000.

The foregoing description of the Senior Convertible Note does not purport to be complete and is qualified in its entirety by the Senior Convertible Note attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 8.01.                      Other Events.

A press release with respect to the above-described private placement of the Senior Convertible Note was issued by Parabel Inc. on January 31, 2013, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.                      Description

10.1	Senior Secured Convertible Note, dated as of January 29, 2013, to the order of Dhabi Cayman One Ltd.

99.1	Press Release dated January 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARABEL INC.

Date: January 31, 2013	By:	/s/ Syed Naqvi
Name: Syed Naqvi
Title: Chief Financial Officer

EXHIBIT INDEX

Number	Description

10.1	Senior Secured Convertible Note, dated as of January 29, 2013, to the order of Dhabi Cayman One Ltd.

99.1	Press Release dated January 31, 2013.

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